ACNB Corporation Annual Meeting of Shareholders May 6, 2025

Welcome & Introductions Alan J. Stock Chairman of the Board 2

Board of Directors James P. Helt Scott L. Kelley James J. Lott Donna M. Newell Daniel W. PottsJohn M. Polli D. Arthur Seibel, Jr. Alan J. Stock Chairman of the Board Todd L. Herring First Vice Chair of the Board Eugene J. Draganosky Second Vice Chair of the Board Elizabeth F. Carson Kimberly S. Chaney Alexandra C. Chiaruttini Frank Elsner, III Michael E. Kochenour Director Emeritus 3

James P. Helt President & CEO 4

Executive Management Team James P. Helt President & Chief Executive Officer Mark E. Blacksten EVP/Maryland Market President Brett D. Fulk EVP/Chief Strategy Officer Laurie A. Laub EVP/Chief Credit Officer Douglas A. Seibel EVP/Chief Lending Officer Thomas J. Sposito II President, Traditions Bank, A Division of ACNB Bank Jason H. Weber EVP/Treasurer & Chief Financial Officer Emily E. Berwager SVP, Chief Human Resources Officer Andrew A. Bradley SVP, Chief Risk Officer Kevin J. Hayes SVP, General Counsel, Secretary & Chief Governance Officer 5

Business Unit Subsidiary and Executive Officers Mark P. Bernier SVP/Wealth Management Officer Mark A. Westcott President & Chief Executive Officer Teresa L. Gregory President, Traditions Mortgage, A Division of ACNB Bank 6

Legal and Accounting Advisors Managing Partner Erik Gerhard, Esquire Craig Humphrey Bybel Rutledge LLP: Crowe LLP: 7

Meeting Agenda • Call to Order, Quorum & Business Matters • Management Presentations • Shareholder Questions & Answers • Voting Results from Judge of Election • Adjournment 8

Rules of Conduct and Procedures In the interest of an orderly Annual Meeting of Shareholders for ACNB Corporation, please honor the following basic Rules of Conduct and Procedures. • Shareholders should not address the Meeting until recognized by the Chairman of the Meeting. Upon recognition by the Chairman, the shareholder will have the floor. Speakers should then state their name and status as a shareholder. • The business of the Meeting will be taken up as set forth in the Agenda. When an item on the Agenda is before the Meeting for consideration, questions and comments should be confined solely to that item. • Questions or comments not related to an Agenda item will not be entertained at the Meeting. If there are any matters of individual concern to a shareholder, they should be raised after the Meeting with representatives of the Company. • Shareholders should confine comments to one subject at a time in order to give other shareholders an opportunity to speak on that subject. Please permit the speaker to conclude his or her remarks without interruption. • No cameras or other recording devices will be permitted at the Meeting. All cell phones, pagers and other electronic communication devices must be turned off. • The full Rules of Conduct and Procedures are included in the meeting packet provided to each attendee. 9

During the course of this presentation, there may be projections and forward-looking statements regarding events or the future financial performance of ACNB Corporation. We wish to caution you that these forward-looking statements involve certain risks and uncertainties, including a variety of factors that may cause actual results to differ materially from the anticipated results expressed in these forward-looking statements. ACNB Corporation assumes no duty to update the forward-looking statements made in this presentation. You are encouraged to review the risk factors and other cautionary statements regarding forward-looking information described in other documents ACNB Corporation files from time to time with the Securities and Exchange Commission including the Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, and any Current Reports on Form 8-K. Forward-Looking Statements 10

Call to Order, Quorum & Business Matters 11

Management Presentations James P. Helt President & CEO Jason H. Weber EVP/Treasurer & Chief Financial Officer 12

Executive Summary Bank Established: 1857 Headquarters: Gettysburg, PA Market Capitalization¹: $432 Million Total Assets¹: $3.3 Billion Gross Loans¹: $2.3 Billion Deposits¹: $2.5 Billion 1. Source: April 24, 2025 ACNB Corporation Press Release for 2025 1st Quarter financial results. 2. Source: Piper Sandler & Co. Source: 10K as of December 31, 2024 unless otherwise noted. • $9,757,901 in commission income representing a 4.7% year over year increase. • 2 office locations in Maryland and 1 in Pennsylvania. • Approximately $684 million in Wealth Management assets.  Trust and Fiduciary: $401 million in AUM/AUA  Retail Brokerage: $283 million in AUM/AUA Executive Summary • Trades on the NASDAQ under the symbol “ACNB”. • 13th largest publicly-traded bank (out of 76) in Pennsylvania by asset size.² • 24 Bank office locations in Southcentral Pennsylvania and 9 Bank office locations in Central Maryland. • 1 Loan production office in Maryland (Hunt Valley). ACNB Insurance Services, Inc. Wealth Management Highlights 13

Market Overview • ACNB Bank is ranked #1 in the Adams County market, with deposit market share of 59.53%¹. • ACNB Bank has the #1 deposit market share in 7 out of 13 defined market areas in Pennsylvania². • The addition of Traditions Bank enhanced our presence in York County making us the 2nd largest community bank with less than $25 billion in total assets. • 34 Bank locations across Pennsylvania and Maryland³:  10 branches located in Adams County, PA (excludes HQ Operations Center)  9 branches located in York County, PA  1 branch located in Franklin County, PA  1 branch located in Cumberland County, PA  3 branches located in Lancaster County, PA  5 branches located in Carroll County, MD  4 branches located in Frederick County, MD  1 loan production office located in Baltimore County, MD 1. Source: FDIC Deposit Market Share Report as of June 30, 2024. 2. These market areas include Gettysburg, Upper Adams, Littlestown, McSherrystown, Carroll Valley, East Berlin, and Newville. Source: FDIC Deposit Market Share Report as of June 30, 2024. 3. Post acquisition of Traditions Bank January 31, 2025 14

Source: Piper Sandler & Co 15

Deposit Portfolio 64% 36% 66% 34% 66% 34% 68% 32% 68% 32% 49% 23% 28% 1 1. Source: April 24, 2025 ACNB Corporation Press Release for 2025 1st Quarter financial results. Source: ACNB Public filings and Internal Sources unless otherwise noted. 16

Loan Portfolio 63% 37% 62% 38% 64% 36% 65% 35% 66% 34% 46% 24% 30% 1. Source: April 24, 2025 ACNB Corporation Press Release for 2025 1st Quarter financial results. Source: ACNB Public filings and Internal Sources unless otherwise noted. 1 17 42% Growth

Overview of 2024 Results Financial Summary • Strong operating results in 2024. • Year-over-year increase in non- interest income due to securities repositioning loss in 2023; Wealth had strong results. • Higher expenses year-over-year driven by increases in salaries and benefits and merger-related expenses due to Traditions acquisition. • Profitability ratios remain strong. Source: ACNB Public filings and Internal Sources. 18

Balance Sheet Trends 1. Compounded Annual Growth Rate (CAGR). 2. Non-GAAP financial measure. Refer to the calculation on page 42 titled “Reconciliation of Non-GAAP Measures” at the end of this presentation. Total Assets ($MMs) Total Loans ($MMs)CAGR¹ (’20 - ’24): 0.68% Total Deposits ($MMs)CAGR¹ (’20 - ’24): (4.84)% Tangible Common Equity² ($MMs)CAGR¹ (‘20 - ’24): 4.76% CAGR¹ (’20 - ’24): (1.61)% Source: ACNB Public filings and Internal Sources. 19

Performance Over Time Source: ACNB Public filings and Internal Sources.1. Non-FTE. 2. Excludes Merger-related expenses, net of income taxes, of $4.6mm and $1.6mm for 2020 and 2024, respectively (non-GAAP). 3. Non-GAAP financial measure. Refer to the calculation on page 42 titled “Reconciliation of Non-GAAP Measures” at the end of this presentation. Net Interest Margin (%)1 Efficiency Ratio3 (%) TCE / TA3 (%) ROAE (%) 2 Diluted EPS ($) 2 2 2 TBVPS3 ($) 20

Diversified Loan Portfolio • ACNB asset quality measures continue to reflect commitment to sound credit risk management, including conservative disciplined underwriting practices, timely credit administration processes, and proactive customer relationship management. • Independent loan review performed annually with a 60% penetration rate. • Fully integrated Enterprise Risk Management function. • Incentive plans in place to drive and reward behaviors that are in alignment with corporate objectives. Key Underwriting Notes 1. Compounded Annual Growth Rate (CAGR). Source: ACNB Public filings and Internal Sources. Loan Portfolio Composition as of 12/31/2024 Gross Loan Growth ($MMs) CAGR¹ (‘20 - ’24): 0.68% Gross Loans $1.7BN 21

Prudent Reserve Discipline ACL Overview Source: ACNB Public filings and Internal Sources. • ACNB actively monitors its loan portfolio to maintain strong asset quality. • On January 1, 2023, the Corporation adopted Topic 326, universally referred to as CECL; Day one impact resulted in $1.6 million increase in the ACL. • Provision expense in 2024 driven primarily by updated estimates utilized as input assumptions within the CECL model calculation. Trends in ACL 22

Deposit Portfolio • Due to funding levels, ACNB continued to restrain deposit rates despite an increase in market interest rates and increases in rates by competitors. • ACNB continues to have a strong core deposit base, with core deposits¹ making up 97.7% of total deposits. • Non-Interest Bearing Demand deposits totaled $452 million at year-end 2024 and accounted for approximately 25.2% of the deposit portfolio. • ACNB’s top 20 largest bank depositors, excluding internal accounts, only account for 7.9% of total bank deposits. • ACNB’s cost of deposits for 2024 was 0.61%, an increase of 43 basis points from 2023’s cost. • Uninsured and non-collateralized² deposits at the bank account for 16.3% of total bank deposits. Deposit Composition as of 12/31/2024 Gross Deposits $1.8BN 1. Core deposits are total deposits less CDs greater than or equal to $250,000. 2. Collateral consists of investment securities and FHLB Letters of Credit. Source: ACNB Public filings and Internal Sources. Financial Data as of 12/31/2024. Healthy Deposit Portfolio 23

Strong Capital Position Commentary Source: ACNB Public filings and Internal Sources. Capital Ratios¹ • Capital ratios exceed regulatory and internal minimum requirements. • Quarterly cash dividend increased to $0.32 per share, or 6.7%, in the 2nd quarter of 2024. • In October of 2022, the Board of Directors approved a share repurchase program of up to 255,575 shares, approximately 3%, of common stock outstanding; As of December 31, 2024, there were 187,667 shares remaining under the current plan. 1. Consolidated regulatory capital ratios as of 12/31/2024. 2. Excess capital defined as capital in excess of the regulatory capital minimums and 250 basis points capital conservation buffer, except for Tier 1 leverage ratio; Tier 1 leverage ratio is capital in excess of well-capitalized minimum. 12.52% 16.56% 16.27% 18.36% 24

Commentary Source: ACNB Public filings and Internal Sources. Financial Data as of 12/31/2024. Balance Sheet Liquidity • Actively monitoring and projecting liquidity needs to minimize our liquidity risk; Liquidity monitored daily. • On-balance sheet liquidity primarily comprised of unencumbered securities that represented ~12.6% of total assets, or ~$300 million. • ACNB’s banking subsidiary has borrowing capacity of approximately $927 million from the FHLB of which $690 million was available. • ACNB’s banking subsidiary maintains several unsecured Fed Funds lines with correspondent banks; Fed Funds line capacity at the banking subsidiary was $192 million of which the full amount was available. Ample Liquidity 25

$0.80 $0.89 $0.98 $1.00 $1.03 $1.06 $1.14 $1.26 $- $0.20 $0.40 $0.60 $0.80 $1.00 $1.20 2017 2018 2019 2020 2021 2022 2023 2024 To ta l D iv id en d Dividend Analysis 2017 to Present Source: ACNB Public filings and Internal Sources. Cash Dividend in 2017 was $0.80 compared to $1.26 in 2024 26

Total Shareholder Return: 3-Year • ACNB outperformed the bank and broader market indices and its peer group over the last 3 years ... Source: S&P Capital IQ Pro; Data from 12/31/2021 to 12/31/2024 Note: See peer group at the end of this presentation 27

Total Shareholder Return: 5-Year ...and outperformed its peer group over the past 5 years. Source: S&P Capital IQ Pro; Data from 12/31/2019 to 12/31/2024 Note: See peer group at the end of this presentation 28

 Net Income =  Diluted EPS =  Tangible Book Value Per Share1 =  Return on Average Assets =  Return on Average Equity =  FTE Net Interest Margin =  Non-Performing Assets to Total Assets =  Allowance for Credit Losses to Totals Loans = 2025 First Quarter Financial Highlights Source: April 24, 2025 ACNB Corporation Press Release for 2025 1st Quarter financial results 1 - Non-GAAP financial measure. Refer to the calculation on page 43 titled “Non-GAAP Reconciliation” at the end of this presentation. 29 ($272,000) ($0.03) $28.23 (0.04%) (0.31%) 4.07% 0.32% 1.06%

Analyst Coverage of ACNB Corporation 30

Wealth Management At Year-End in Thousands of Dollars 1. Securities and certain insurance products are offered through Cetera Investment Services, LLC, a registered broker-dealer and FINRA member, and advisory services are offered through Cetera Investment Advisers, LLC. Neither firm is affiliated with ACNB. Source: ACNB Public filings and Internal Sources • ACNB’s Wealth Management business derives a majority of its revenue from noninterest income consisting of trust, investment advisory and brokerage, and other servicing fees. • Wealth Management clients are located largely within the Bank’s primary geographic markets. • Substantial revenues are generated from investment management agreements with clients. Under these agreements, fee income is typically generated as a percentage of the market value of assets under management/administration. • Income from Wealth Management activities increased by 16.0% from 2023 to 2024 going from $3,644,000 to $4,226,000. Total: 436,700 Total: 537,800 Total: 518,800 Total: 639,400 Total: 683,800 31

ACNB Insurance Services, Inc. At Year-End in Thousands of Dollars Source: ACNB Public filings and Internal Sources • ACNB Insurance Services, Inc. is a full-service insurance agency, with licenses in 46 states, offering a broad range of property, casualty, health, life and disability insurance to both personal and commercial clients. • February 2022 acquisition of Hockley & O’Donnell Insurance Agency, Gettysburg, Pennsylvania. It is our intent to leverage this acquisition for increased synergies and revenues across both the insurance and banking subsidiaries. • The Insurance agency represents the largest source of Other Income for the Corporation. Commissions for the agency increased by 4.7% in 2024 to over $9.7 million. 32

• Nearly 150 employees volunteered their time in 2024, contributing a total of 710 activities, 2,544 volunteer service hours and supporting 108 community organizations. • 62% of employees pledged $41,860 to local United Way organizations. • Employees raised $1,210 through two Casual for a Cause activities, $800 at the employee picnic and $7,100 for Big Brothers Big Sisters. At the Heart of Community Life...Team ACNB! 33

Committed to our Local Communities • The Bank contributed $193,746 to 190+ community organizations: • $111,362 in Southcentral PA • $82,384 in Central MD • Employees participated in 96 Bank-sponsored community events. • Customers and employees donated 1,867 school supplies, cake kits and non-perishable food items in support of ACNB Helping Hands. 34

Accolades 35

Community at Heart Our Vision To be the independent financial services provider of choice in the communities served by building relationships and finding solutions. 36

Shareholder Questions & Answers 37

Voting Results from Judge of Election 38

Thank You & Meeting Adjournment Stock Symbol: ACNB (Nasdaq) www.acnb.com 39

# ACNB Peers

| | |
|---|---|
| Arrow Financial Corporation | Orange County Bancorp, Inc. |
| First Bank | Meridian Corporation |
| BCB Bancorp, Inc. | Princeton Bancorp, Inc. |
| Capital Bancorp, Inc. | Norwood Financial Corp. |
| Ponce Financial Group, Inc. | Somerset Trust Holding Company |
| Citizens Financial Services, Inc. | Hanover Bancorp, Inc. |
| LINKBANCORP, Inc. | ENB Financial Corp |
| Chemung Financial Corporation | Franklin Financial Services Corp. |
| Unity Bancorp, Inc. | Parke Bancorp, Inc. |
| Citizens & Northern Corporation | Blue Foundry Bancorp |
| Fidelity D & D Bancorp, Inc. | Northeast Community Bancorp |

Source: S&P Capital IQ Pro

ACNB Corporation
40

Reconciliation of Non-GAAP Measures Note: The Corporation has presented the following non-GAAP financial measures because it believes that these measures provide useful and comparative information to assess trends in the Corporation’s results of operations and financial condition. These non-GAAP financial measures are frequently used by securities analysts, investors and other interested parties in the evaluation of companies in the Corporation’s industry. Investors should recognize that the Corporation’s presentation of these non- GAAP financial measures might not be comparable to similarly-titled measures of other corporations. These non-GAAP financial measures should not be considered a substitute for GAAP basis measures, and the Corporation strongly encourages a review of its condensed consolidated financial statements in their entirety. 41

Reconciliation of Non-GAAP Measures Source: ACNB Public filings and Internal Sources. 42

Reconciliation of Non-GAAP Measures Source: ACNB Public filings and Internal Sources. 43